Exhibit 10.2

EXECUTION VERSION

                                   FIRST AMENDMENT dated as of April 25, 2012 (this “Amendment”)
                               to the CREDIT AGREEMENT dated as of February 16, 2012 (the “Credit Agreement”), among COSTAR GROUP, INC. (the “Borrower”), COSTAR REALTY INFORMATION,
                               INC. (the “Co-Borrower”), the Lenders from time to time party thereto and JPMORGAN
                               CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative
                               Agent”).

WHEREAS the Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement and each of the Lenders is willing to effect such amendment on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms.  Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

SECTION 2. Amendment to the Credit Agreement.   Section 1.01 of the Credit Agreement is hereby amended by replacing the reference to “April 30, 2012” in the definition of “Commitment Termination Time” with a reference to “May 31, 2012”.

SECTION 3. Representations and Warranties.  The Borrower hereby represents and warrants to the Administrative Agent that (a) this Amendment has been duly executed and delivered by the Borrower and the Co-Borrower and constitutes a legal, valid and binding obligation of the Borrower and the Co-Borrower, as the case may be, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and to general principles of equity, regardless of whether considered in a proceeding in equity or at law, and (b) on and as of the Amendment Effective Date (as defined below) (i) the representations and warranties set forth in Article III of the Credit Agreement are true and correct (x) in the case of the representations and warranties qualified as to materiality, in all respects and (y) otherwise, in all material respects, except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty was true and correct on and as of such prior date, and (ii) no Default has occurred and is continuing.

SECTION 4. Effectiveness.  This Amendment shall become effective, as of the date first above written, on the date (the “Amendment Effective Date”) on which the Administrative Agent shall have received (a) duly executed counterparts hereof that, when taken together, bear the signatures of the Administrative Agent, the Borrower, the Co-Borrower and each of the Lenders, and (b) duly executed counterparts of the Amendment Letter dated the date hereof among the Borrower, JPMorgan Chase Bank, N.A. (“JPMCB”) and J.P. Morgan Securities LLC (“J.P. Morgan”) that, when taken together, bear the signatures of the Borrower, JPMCB and J.P. Morgan.

SECTION 5. Effect of Amendment.  (a)  Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Administrative Agent, the Issuing Banks or the Lenders under the Credit Agreement and the other Loan Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any of the other Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement as amended hereby in similar or different circumstances.

(b) On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference in any other Loan Document to the “Credit Agreement”, shall be deemed to be a reference to the Credit Agreement as amended hereby.

SECTION 6. Applicable Law.  THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging shall be as effective as delivery of a manually executed counterpart of this Amendment.

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

COSTAR GROUP, INC.,
by
/s/ Charles A. Colligan
Name: Charles A. Colligan
Title: Treasurer

COSTAR REALTY INFORMATION, INC.,
by
/s/ Charles A. Colligan
Name: Charles A. Colligan
Title: Treasurer

[Signature Page to First Amendment]

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent,
By
/s/ Alicia Schreibstein
Name: Alicia Schreibstein
Title: Vice President

[Signature Page to First Amendment]

BANK OF AMERICA, N.A.,
By
/s/ Mary K. Giermek
Name: Mary K. Giermek
Title: Senior Vice President

[Signature Page to First Amendment]

SUNTRUST BANK,
By
/s/ Jeffrey M. Henry
Name: Jeffrey M. Henry
Title: Senior Vice President

[Signature Page to First Amendment]

WELLS FARGO BANK, N.A.,
By
/s/ Abigail M. Matia
Name: Abigail M. Matia
Title: SVP

[Signature Page to First Amendment]

PNC BANK, NATIONAL ASSOCIATION,
By
/s/ Mark Worthy
Name: Mark Worthy
Title: AVP, Corporate Banking

[Signature Page to First Amendment]

SILICON VALLEY BANK,
By
/s/ Philip T. Silvia III
Name: Philip T. Silvia III
Title: Vice President

[Signature Page to First Amendment]